                                                                 EXHIBIT 10(g)


Congress Financial Corporation
One Post Office Square Suite 3600
Boston, Massachusetts 02109
617 338 1998  Fax 617 338 1497


September 30, 1996

                                                            CONGRESS FINANCIAL

CIC Systems, Inc.
7900 Glades Road, Suite 440
Boca Raton, FL 33434

        Re: First Amendment to Financing Agreements - Financial Covenants ("First Amendment")
             -------------------------------------------------------------

Gentlemen:

        Reference is made to the Amended and Restated Loan and Security Agreement dated July 1, 1995, between you and the undersigned (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

        Borrower has requested that Lender increase the Maximum Credit from $70,000,000.00 to $77,000,000.00 and agree to modify certain financial covenants. Subject to the terms and conditions hereof and effective as of June 30, 1996, the Lender agrees with the Borrower as follows:

        (1) Section 1.21 of the Loan Agreement is deleted in its entirety and replaced with the following:

             "1.21 "Maximum Credit" shall mean $77,000,000.00."

        (2) Section 9.13 of the Loan Agreement is deleted in its entirety and replaced with the following:

             "9.13 WORKING CAPITAL. Borrower shall, at all times, maintain Working Capital of not less than $38,000,000."

        (3) Section 9.14 of the Loan Agreement is deleted in its entirety and replaced with the following:

             "9.14 ADJUSTED NET WORTH. Borrower shall, at all times, maintain Adjusted Net Worth of not less than $11,000,000."

        (4) The Borrower agrees to pay to the Lender a facility fee of $70,000, which fee shall be fully earned and non-refundable by the execution of this First Amendment by Lender and Borrower.








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CIC Systems, Inc.
September 30, 1996
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        (5)  In connection with the execution and delivery of this First
Amendment the Borrower and Guarantor shall furnish to the Lender certified copies of all requisite corporate action and proceedings of the Borrower and Guarantor in connection with this First Amendment and a legal opinion of Borrower's and Guarantor's counsel as to the due authorization of this First Amendment and the enforceability hereof.

        (6) Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement or as permitted under this First Amendment), and (b) it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

        (7) Guarantor, for value received, hereby assents to the Borrower's execution and delivery of this First Amendment, and to the performance by the Borrower of its agreements and obligations hereunder. This First Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantor's liability to Lender with respect to the payment and other performance obligations of the Guarantor pursuant to the Guarantee, dated July 1, 1995 executed for the benefit of Lender. Guarantor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the Financing Agreements and that Guarantor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all Obligations.

        (9) Borrower hereby agrees to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation and preparation of this First Amendment and any other documents and agreements prepared in connection with this First Amendment. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. The undersigned further confirm that after giving effect to this First Amendment, no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this First Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This First Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect



CONGRESS FINANCIAL
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CIC Systems, Inc.
September 30, 1996
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to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.


        If you accept and agree to the foregoing please sign and return the enclosed copy of this letter. Thank you.



                                                Very truly yours,


                                                CONGRESS FINANCIAL CORPORATION
                                                (NEW ENGLAND)


                                                By: /s/ Marc E. Swartz
                                                   ---------------------------
                                                   Name:  Marc E. Swartz
                                                   Title: Vice President


                                                AGREED:

                                                CIC SYSTEMS, INC.


                                                By: /s/ Ronald G. Farrell
                                                   ---------------------------
                                                   Name:  Ronald G. Farrell
                                                   Title: President

                                                COMPUTER INTEGRATION CORP.


                                                By: /s/ Ronald G. Farrell
                                                   ----------------------------
                                                   Name:  Ronald G. Farrell
                                                   Title: President



CONGRESS FINANCIAL